Exhibit (32.2)

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended April 30, 2010, of Met-Pro Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary J. Morgan, Senior Vice President and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 4, 2010	/s/ Gary J. Morgan
Gary J. Morgan
Senior Vice President and Chief Financial Officer

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